                                                                   EXHIBIT 10.17

                              [NEDBANK LETTERHEAD]

[ILLEGIBLE]

Private & Confidential                                 21 May 2002

The Directors
Novel Group of Companies
P O Box 1429
[ILLEGIBLE]
7350

Attention: John McCormick

Dear Sirs

BANKING FACILITIES

We have pleasure in advising that the following arrangements have been agreed upon, subject to the general terms and conditions as per attached addendum.

FACILITIES

Novel Spinners (SA) (Pty) Ltd; Novel Weavers (SA) (Pty) Ltd and Novel Dyers (SA)
(Pty) Ltd

R10,000,000     (Ten Million Rand)
                Multi-Optional Overdraft

R10,000,000     (Ten Million Rand)
                Additional Overdraft/Letter of Credit facility (Subject to special conditions).

R1,200,000      (One Million Two Hundred Thousand Rand)
                Letter of Guarantee

R1,000,000     (One Million Rand)
                Forward Exchange Contracts (being 10% margin)

R1,000,000      (One Million Rand)
                Sight import Letters of Credit

The above facilities may be shared between the captioned companies.

STRUCTURED FINANCE FACILITY

R38,000,000     (Thirty Eight Million Rand)

[ILLEGIBLE]

[ILLEGIBLE]
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                                      -2-

INTEREST RATES

OVERDRAFT

Nedbank's Prime Interest rate (as set from time to time) for usage within the arrangement. A penalty interest rate of Nedbank's Prime Interest rate (as set from time to time) plus 3.0% will be levied on excesses over the arrangement.

Our current Prime Interest rate is 16.00% p.a. calculated on the daily outstanding balance and debited to your accounts once a month.

LETTERS OF GUARANTEE
Opening Commission    1,60% (plus VAT) with a minimum of R150-00(plus VAT)
Renewal Commission    0,75%(plus VAT) with a minimum of R75-00 (plus  VAT).
                      This  fee is payable every 6 months or part thereof.

SECURITY HELD

NOVEL SPINNERS (SA) (PTY) LTD

Unrestricted [ILLEGIBLE] of loan funds by Novel Denim Holdings Ltd

Unlimited guarantees by;
       Novel Weavers (SA) (Pty) Ltd
       Novel Dyers (SA) (Pty) Ltd

First cession of all present and future debtors.

R6,000,000 Special Notarial Bond over moveable assets (held as collateral to the Structured Finance facility - In lieu of the required 30% deposit).

Cession of Mutual and Federal short term Insurance policy.

Letter of Comfort from Novel Denim Holdings Ltd.

NOVEL WEAVERS (SA)(PTY) LTD

Unrestricted cession of loan funds by:
                              Novel Denim Holdings Ltd

Unlimited guarantees by:
       Novel Spinners (SA) (Pty) Ltd
       Novel Dyers (SA)(Pty) Ltd

First cession of all present and future debtors.

Pledged CFC account no. 7086-011842

Letter of Comfort from Novel  Denim Holdings Ltd.

R10,000,000 Special Notarial Bond over moveable assets (held as collateral to the Structured Finance facility [ILLEGIBLE] )

Cession [ILLEGIBLE] [ILLEGIBLE] and Faderal short term insurance policy. [ILLEGIBLE]

[ILLEGIBLE](SA) (Pty) Ltd

Unrestricted cassion of loan funds by;
         Novel Denim Holdings Ltd

Unlimited guarantees by;
         Novel Spinners (SA) (Pty) Ltd
         Novel Weavers (SA) (Pty) Ltd

First cassion of all present and future debtors.

Letter of Comfort from Novel Denim Holdings Ltd

R2,000,000 First Covering Mortgage bond over remainder of portion 85 (portion of portion 42) Farm [ILLEGIBLE] (Held as collateral to the structured Finance facility-in lieu of the required 30% deposit).

GENERAL

Letter of comfort from Novel Denim Holdings that they will not allow any follow subsidiary with whom the local group trades with, to go into liquidation and also to reduce the inter-company trade debtors days of the local group of companies to 180 days by 31 March 2002, with further reductions to be negotiated thereafter and that they will ensure a minimum inter-group, hardcore trade credit of R30,000,000 to the South African companies.

PERIOD

The facilities have been afforded on a fluctuating basis without a specific expiry date. The arrangements are subject to review from time to time and continuation will depend on the prevailing circumstances at the time.

The Structured Finance facility is subject to its own separate agreement.

SPECIAL CONDITIONS

1. Any utilisation under the additional R10,000,000 overdraft / Letters of Credit facility approved, must be covered by funds on a pledged CFC account.

2. We understand that your group of companies will not achieve the debtor term covenant of 180 day maximum, by 31st March 2002, due to certain transactions having only taken place during April 2002.

         We therefore need to review the facilities using the March 2002 accounts, together with the April 2002 management accounts, in order to verify the attainment of the covenant.

         Kindly provide your accounts as soon as possible.

GENERAL CONDITIONS

The facilities are approved on the basis that

1. Audited financial details are provided annually, and within 6 months of your financial year-end.

2. Management accounts are submitted to the Bank on a quarterly basis, and within 6 months of [ILLEGIBLE]

3. [ILLEGIBLE] are completed and submitted to the Bank annually for onward [ILLEGIBLE] to the South Africa Reserve Bank.

4.       Bank [ILLEGIBLE] to review from time to time.

5.       The General Terms and Conditions as per [ILLEGIBLE].
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Novel/Dress (SA) (Pty) Ltd

Unrestricted cassion of loan funds by:
         Novel Denim Holdings Ltd

Unlimited guaranteed by:
         Novel [ILLEGIBLE] (SA) (Pty) Ltd
         Novel Weavers (SA) (Pty) Ltd

First cassion of all present and future debtors.

Letter of Comfort from Novel Denim Holdings Ltd.

R2,000,000 First Covering Mortgage bond over remainder of portion [ILLEGIBLE] (portion of portion 42) [ILLEGIBLE] (Held as collateral to the Structured Finance facility - in lieu of the required 30% [ILLEGIBLE] ).

GENERAL

Letter of comfort from Novel Denim Holdings that they will not allow any follow subsidiary with whom the local group trades with, to go into liquidation and also to reduce the Inter-company trade debtors days of the local group of companies to 180 days by 31 March 2002, with further reductions to be negotiated [ILLEGIBLE] and that they will ensure a minimum Inter-group, hardcore trade credit of R30,000,000 to the South African companies.

PERIOD

The facilities have been afforded on a fluctuating basis without a specific expiry date. The arrangements are subject to review from time to time and continuation will depend on the prevailing circumstances at the time.

The Structured Finance facility is subject to its own separate agreement.

SPECIAL CONDITIONS

1. Any [ILLEGIBLE] under the additional R10,000,000 overdraft/Letters of Credit facility approved, must be covered by funds on a pledged CFC account.

2. We understand that your group of companies will not achieve the debtor term covenant of 180 day maximum, by 31st March 2002, due to certain transactions having only taken place during April 2002.

         We therefore need to review the facilities using the March 2002 accounts, together with the April 2002 management accounts, in order to [ILLEGIBLE] the [ILLEGIBLE] of the covenant.

         Kindly provide your accounts as soon as possible.

GENERAL CONDITIONS

The [ILLEGIBLE] are approved on the basis that

1. Audited financial details are provided annuaLly, and within 6 months of your financial year-end.

2. Management accounts are submitted to the Bank on a quarterly basis, and within 6 months of your [ILLEGIBLE] end.

3. [ILLEGIBLE] are completed and submitted to the Bank annually for onward [ILLEGIBLE] to the South Africa Reserve Bank.

4.       Bank charges [ILLEGIBLE] to review from time to time.

5.       The General Terms and Condition as per [ILLEGIBLE] also apply.

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         Cover basis for multi-optional overdraft facilities:-

         a) Debtors margined at 1/3 should at all times cover the facility and [ILLEGIBLE] reserve the right to reduce the limit in line with any reduction in the cover basis.

Should you require any further information, [ILLEGIBLE] please do not hesitate to contact the undersigned.

Please confirm this arrangement by signing and returning the enclosed copy of this letter.

Yours faithfully

/s/  [ILLEGIBLE]                                     /s/ E G SCHWULST

[ILLEGIBLE]                                          E G SCHWULST
RELATIONSHIP MANAGER                                 CREDIT MANAGER